UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

Astra Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52205	20-3113571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9565 Waples Street, Suite 200

San Diego CA  92121

(Address of principal executive offices, including zip code)

(800) 705-2919

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASRE	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2022, Doug Hampton was appointed president and director of the Company’s wholly-owned subsidiary, Astra Energy California, Inc. (“Astra California”).

On July 28, 2022, the board of directors appointed David F. Lutz and Benjamin N. Grier as directors.  The addition of Mr. Lutz and Mr. Grier to the board increases the board of directors from two (2) to four (4) directors.  In addition to his appointment as a director, Mr. Grier will also chair the Company’s newly formed audit committee, which consists of Mr. Grier, Mr. Lutz and Kermit Harris.

There are no family relationships between Mr. Lutz, Mr. Grier or Mr. Hampton and any of the Company’s directors or executive officers, nor does Mr. Lutz, Mr. Grier or Mr. Hampton have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described above, there were no arrangements or understandings by which Mr. Lutz or Mr. Grier were appointed as members of the Board of the Company, or by which Mr. Hampton was appointed as a member of the Board of Astra California.

David F. Lutz, CPA/ABV, CVA/ABAR, CBA – Director (Age 71)

David F. Lutz has extensive experience in small business management consulting, corporate finance, and business valuation. He has performed and supervised over 200 business valuations. He helped build a valuation department that produced over 500 business valuations a year. In corporate finance he helped structure, underwrite, and syndicate over $100 million in private and public stock offerings.  With over 18 years’ experience in the brokerage industry and seven years’ experience with a major Chicago-based management consulting firm, Mr. Lutz has acquired a unique and diverse experience in legal and business matters uncommon among business valuation experts.

Mr. Lutz has worked with businesses in numerous industries and has assisted clients for a variety of purposes, including merger and acquisitions, sale, succession planning, estate and gift tax, divorce, employee stock ownership plans (ESOPS), various litigation and economic damage matters. He has developed reports to assist the emerging company to achieve its goals and has developed strategies to assist the established company to enhance and improve its value in the future.

In addition to a Certified Public Accountant (CPA), Mr. Lutz’s valuation credentials include the Accredited in Business Valuation (ABV) designation issued by the American Institute of Certified Public Accountants (AICPA) and the Certified Valuation Analyst (CVA), Certified Business Appraiser (CBA), and Accredited in Business Appraisal Review (ABAR) designations issued by the National Association of Certified Valuation Analysts (NACVA).

He earned the ‘The Best Certified Business Appraisal’ Award from the Institute of Business Appraisers (IBA) prior to its merger/acquisition by NACVA. This award has been earned by only eight other individuals since the IBA was founded in 1978, see attached award letter.

Mr. Lutz is a member of the American Institute of Certified Public Accountants (AICPA), the National Association of Certified Valuation Analysts (NACVA). He was a Captain in the United States Air Force as a Budget Officer. He earned his Bachelor of Science in Accounting at the University of Northern Colorado and graduate work in business administration and accountancy at the University of Oklahoma.

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Benjamin N. Grier, JD, CPA, CTP – Director (Age 56)

Mr. Grier brings with him 16 years of treasury experience and extensive background in healthcare, insurance, employee benefits and tax matters. Mr. Grier is a trusted advisor to leadership with a wide range of expertise across treasury, finance, accounting, investments, tax and law. Mr. Grier’s expertise includes, Investment and Cash Management, Financial Planning & Analysis (FP&A), Retirement Plan Administration, Investment & Pension Account, Compliance (Insurance Code, ERISA, Tax), Tax-Exempt Organizations/Foundations/Endowments, Risk Management, Litigation Management, Contract Negotiations and Vendor Management, Healthcare Insurance Operations, Tax and Legal Research and Blue Cross Blue Shield Association Matters.

Mr. Grier has held the position of Director of Treasury Services since August 2007 with Blue Cross Blue Shield of Michigan, where he also served as Assistant General Counsel to Treasury Department from 2004 to 2007. From 2000 to 2003, Mr. Grier was Associate General Counsel at The Wellness Plan in Detroit Michigan. Mr. Greier also served as Associate Attorney at Grier & Copeland, P.C., as a Tax Consultant for Deloitte & Touche and as a Commercial Credit Analyst and Loan Review Officer for Manufacturers National Bank.

Mr. Grier obtained his Juris Doctor (Tax Law), Cum Laude, from Michigan State University – College of Law and a Bachelor of Arts in Financial Administration from Michigan State University. Mr. Grier is a Certified Treasury Professional (CTP) and is a Licensed Attorney and Certified Public Accountant in the State of Michigan.

Douglas D. Hampton, Esq – President Director, Astra Energy California, Inc. (Age 56)

Mr. Hampton is an accomplished attorney with over 30 years of experience in corporate/business, international law, criminal defense, insurance litigation, personal injury, and real estate law. Mr. Hampton currently manages a law practice in Michigan, the Law Offices of Douglas D. Hampton PC (1996-present), where he specializes in representing SMEs. He has successfully represented numerous clients in the areas of business law, automobile negligence, simple negligence, wrongful death, insurance litigation, real estate, and landlord/tenant relations.

Mr. Hampton was previously an Associate Attorney at Dickinson Wright, formerly Dickinson, Wright, Moon, Van Dusen & Freeman (1994-1996), and Jaffe, Raitt, Huer & Weiss (1991-1994). He is also an adjunct professor at the Western Michigan University Cooley Law School (2008-present).

He obtained a BA in International Relations from Michigan State University and a JD degree from the University of Iowa. Douglas Hampton and Kermit Harris bring the financial, operational, legal, and marketing skills necessary to grow the business, develop key partnerships, and ensure the Company’s successful expansion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA ENERGY, INC.

Dated: August 9, 2022	By:	/s/ Kermit Harris
Kermit Harris
President

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